
                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                         10 3/4% SENIOR NOTES DUE 2004
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                           JAMES CABLE PARTNERS, L.P.
                           JAMES CABLE FINANCE CORP.

     This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of James Cable Partners, L.P. and James Cable Finance Corp. (the
"Issuers") made pursuant to the Prospectus dated             , 1997 (the
"Prospectus") if certificates for the outstanding 10 3/4% Senior Notes due 2004 of the Issuers (the "Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m.,
New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to United States Trust Company of New York (the "Exchange Agent")
as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration
Date. Capitalized terms not defined herein are defined in the Prospectus.

            UNITED STATES TRUST COMPANY OF NEW YORK, EXCHANGE AGENT

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
    By Overnight Courier:                  By Hand:             By Registered or Certified Mail:
 United States Trust Company     United States Trust Company      United States Trust Company
         of New York                     of New York                      of New York
   770 Broadway, 13th Floor              111 Broadway                     P.O. Box 844
   New York, New York 10003              Lower Level             Attn: Corporate Trust Services
Attn: Corporate Trust Services  Attn: Corporate Trust Services           Cooper Station
                                   New York, New York 10006      New York, New York 10276-0844

                           By Facsimile Transmission
                       (For Eligible institutions Only):

                                 (212) 420-6152

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Notes Tendered.*

$
- ------------------------------------------

Certificate No(s). (if available):

- ------------------------------------------

Total Principal Amount Represented by Certificate(s):

- ------------------------------------------

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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                                PLEASE SIGN HERE

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
X
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X
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                 Signature(s) of Owner(s)
                  or Authorized Signatory
Area Code and Telephone Number:
                                ------------------------------------
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        Must be signed by the holder(s) of Notes as their name(s) appear on certificates for Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

   Name(s):
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   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

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   Capacity:
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   Address(es):
               --------------------------------------------------------------

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   Account Number:
                  -----------------------------------------------------------
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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Notes being tendered hereby or confirmation of book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm
            -------------------------------------------------------------------
Address
        -----------------------------------------------------------------------
Area Code & Telephone No.
                         ------------------------------------------------------
Authorized Signature
                     ----------------------------------------------------------
Name
     --------------------------------------------------------------------------
      (PLEASE TYPE OR PRINT)

Title
     --------------------------------------------------------------------------

Date
    ---------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS FORM. CERTIFICATES
      REPRESENTING NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.